INCOME TAXES (Details - Schedule of Deferred tax ) - USD ($)	Sep. 30, 2017	Dec. 31, 2016
Deferred tax assets
Net operating losses	$ 21,032	$ 19,057
Total deferred tax assets	21,032	19,057
Less: valuation allowance	(21,032)	(19,057)
Deferred tax assets, net	$ 0	$ 0